Exhibit 1

                             JOINT FILING AGREEMENT

            This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.50 per share, of Limited Brands, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  September 21, 2007

                                        /s/  Leslie H. Wexner
                                 ---------------------------------------
                                      Leslie H. Wexner


                                        /s/  Abigail S. Wexner
                                 ---------------------------------------
                                      Abigail S. Wexner


                                 WEXNER PERSONAL HOLDINGS CORPORATION


                                 By:    /s/  Leslie H. Wexner
                                    -----------------------------------
                                    Name:  Leslie H. Wexner
                                    Title: President


                                 Trust 600


                                 By:  /s/  Gideon I. Kaufman
                                    -----------------------------------
                                       Gideon I. Kaufman, Trustee


                                 R.H.R.E.I. Trust


                                 By:  /s/  Gideon I. Kaufman
                                    -----------------------------------
                                       Gideon I. Kaufman, Trustee


                                 THE FAMILY TRUST


                                 By:    /s/  Leslie H. Wexner
                                    -----------------------------------
                                       Leslie H. Wexner, Trustee


                                 THE CONCIERGE TRUST


                                 By:    /s/  Leslie H. Wexner
                                    -----------------------------------
                                       Leslie H. Wexner, Trustee